Filed pursuant to Rule 497(e)

File Nos. 333-224664 and 811-22990

POMONA INVESTMENT FUND

Supplement dated September 20, 2018 to the

Prospectus dated July 30, 2018 of Pomona Investment Fund

(the “Fund”)

The following information supplements and supersedes any information to the contrary relating to the Fund contained in the Fund’s current Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), dated as noted above.

Effective September 20, 2018, the seventh and eighth paragraphs of the “Purchase of Shares – Purchase Terms” section of the Fund’s Prospectus are deleted in their entirety and replaced with the following:

The Fund may permit an investor (which for these purposes includes a group of investors that invest in the Fund through the same financial intermediary) to purchase less than the minimum investment for Class I or M Shares in reliance on a Letter of Intent (the “LOI”). An LOI allows an investor to qualify for a Class by combining the investor’s current purchase amount with purchases the investor intends to make in the near future to reach the investment minimum to which the Class is subject. Pursuant to the LOI, an investor may qualify for a Class by aggregating investments over four calendar quarters for Class I Shares or five calendar quarters for Class M Shares to reach the investment minimum applicable to the Class, provided that the investor refers to such LOI when placing orders. For purposes of an LOI, the minimum initial investment amount includes all purchases of the given Class over the applicable period based on the total amount of intended purchases plus the value of all Shares previously purchased and still owned. Each investment made during the period is not subject to a sales load charge and is subject to the fees and expenses for the applicable Class. The LOI imposes no obligation to purchase or sell additional Shares. The LOI provides that the first Share purchase following execution of the LOI must be at least 15% of the amount of the intended overall purchase (or such other amount as may be agreed upon between the investor and the Fund or Distributor). For Class I Shares, an investor may make no more than four separate Share purchases (including the initial purchase) to reach the minimum investment pursuant to an LOI. Additionally, after meeting the minimum investment for Class I Shares pursuant to an LOI, any subsequent Share purchases under the LOI will again be subject to the requirements described above (i.e. that the initial Share purchase be at least 15% (or such other amount as may be agreed upon between the investor and the Fund or Distributor) of the amount of the intended overall purchase and that the minimum investment must be met through no more than four separate Share purchases).

For the purpose of determining the amount of an investor’s investment in the Fund in order to satisfy the LOI, an investor may aggregate his or her Shares with Shares owned by: (1) the investor’s spouse or domestic partner (as defined below); (2) the investor’s children or step-children under the age of 21; (3) an account held jointly with one or more family members (as defined below); and/or (4) a family trust (as defined below). “Domestic partner,” with respect to the LOI, is defined as an individual (including one of the same gender) to whom the investor is not related by blood and with whom the investor has shared a primary residence for at least six months. “Family trust,” with respect to the LOI, is one in which a family member or a direct lineal descendant(s) of such person is/are the beneficiary(ies), and such person or another family member, direct lineal ancestor or sibling of such person is/are the trustee(s). “Family member,” as used in this paragraph, includes an individual, such individual’s spouse or domestic partner and such individual’s children or step-children under the age of 21.

If following the applicable period (i.e. four calendar quarters for Class I Shares or five calendar quarters for Class M Shares) the investor’s total amount invested does not meet the minimum initial investment for the applicable Class, the Fund will redeem the investor’s account or convert the investor’s Shares in the given Class to Class A Shares or another Class subject to a lower minimum initial investment. Upon conversion, the Shares may be subject to increased fees and expenses. Please contact the Fund to obtain an LOI application at 1-844-2-POMONA.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE